Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

FEBRUARY 2025 MONTHLY DIVIDEND AND

JANUARY 31, 2025 RMBS PORTFOLIO CHARACTERISTICS

●	February 2025 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of January 31, 2025
●	Next Dividend Announcement Expected March 19, 2025

Vero Beach, Fla., February 12, 2025 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of February 2025. The dividend of $0.12 per share will be paid March 28, 2025 to holders of record of the Company’s common stock on February 28, 2025, with an ex-dividend date of February 28, 2025. The Company plans on announcing its next common stock dividend on March 19, 2025.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of February 12, 2025, the Company had 93,293,628 shares of common stock outstanding. As of January 31, 2025, the Company had 90,344,128 shares of common stock outstanding, As of December 31, 2024, the Company had 82,622,464 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of January 31, 2025 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Nov-24 -
									Jan-25	Jan-25
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Feb)	in Feb)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
30yr 3.0	$887,865	$768,917	13.69%	86.60	3.00%	3.48%	47	306	5.8%	6.6%	$23,425	$(23,693)
30yr 3.5	174,490	156,934	2.79%	89.94	3.50%	4.04%	59	288	5.4%	5.9%	4,486	(4,521)
30yr 4.0	522,535	479,803	8.54%	91.82	4.00%	4.78%	36	320	2.8%	4.3%	12,775	(13,411)
30yr 4.5	302,188	285,596	5.09%	94.51	4.50%	5.44%	31	325	4.9%	7.6%	6,477	(6,945)
30yr 5.0	571,127	553,519	9.86%	96.92	5.00%	5.94%	26	329	7.4%	6.2%	11,914	(12,969)
30yr 5.5	580,027	577,435	10.28%	99.55	5.50%	6.47%	12	345	4.6%	4.6%	11,753	(13,147)
30yr 6.0	1,191,167	1,209,426	21.54%	101.53	6.00%	6.98%	13	342	6.0%	7.8%	19,215	(22,516)
30yr 6.5	1,207,302	1,247,854	22.22%	103.36	6.50%	7.43%	10	346	5.7%	10.1%	14,480	(18,205)
30yr 7.0	305,454	320,224	5.70%	104.84	7.00%	7.94%	15	337	18.8%	25.6%	2,837	(3,584)
30yr Total	5,742,155	5,599,708	99.73%	97.52	5.21%	6.06%	23	331	6.2%	8.2%	107,362	(118,991)
Total Pass-Through MBS	5,742,155	5,599,708	99.73%	97.52	5.21%	6.06%	23	331	6.2%	8.2%	107,362	(118,991)
Structured MBS
IO 20yr 4.0	6,870	636	0.01%	9.27	4.00%	4.57%	157	77	9.2%	9.3%	4	(4)
IO 30yr 3.0	2,588	308	0.01%	11.91	3.00%	3.64%	120	230	0.7%	0.9%	1	(2)
IO 30yr 4.0	70,724	13,399	0.24%	18.95	4.00%	4.60%	125	226	4.7%	5.6%	(124)	74
IO 30yr 4.5	3,092	567	0.01%	18.34	4.50%	4.99%	175	171	8.3%	8.1%	-	(1)
IO 30yr 5.0	1,664	340	0.01%	20.40	5.00%	5.37%	175	173	36.5%	19.1%	(2)	-
IO Total	84,938	15,250	0.27%	17.95	4.01%	4.59%	130	211	5.7%	6.1%	(121)	67
IIO 30yr 4.0	21,763	172	0.00%	0.79	0.00%	4.40%	88	260	0.5%	0.5%	94	(62)
Total Structured RMBS	106,701	15,422	0.27%	14.45	3.19%	4.55%	122	221	4.6%	5.0%	(27)	5

Total Mortgage Assets	$5,848,856	$5,615,130	100.00%		5.17%	6.03%	25	329	6.2%	8.2%	$107,335	$(118,986)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
5-Year Treasury Future(2)	$(277,500)	Mar-25	$(5,584)	$5,498
10-Year Treasury Future(3)	$(193,500)	Mar-25	$(6,177)	$5,966
10-Year Ultra Treasury Future(4)	$(117,500)	Mar-25	$(5,189)	$4,951
Swaps	(3,386,800)	May-31	(91,761)	88,467
Hedge Total	$(3,975,300)		$(108,711)	$104,882
Rate Shock Grand Total			$(1,376)	$(14,104)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $106.39 at January 31, 2025. The market value of the short position was $295.2 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $108.84 at January 31, 2025. The market value of the short position was $210.6 million .
(4)	Ten-year Ultra Treasury futures contracts were valued at prices of $111.38 at January 31, 2025. The market value of the short position was $130.9 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of January 31, 2025
Fannie Mae	$3,978,208	70.8%
Freddie Mac	1,636,923	29.2%
Total Mortgage Assets	$5,615,131	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of January 31, 2025
Non-Whole Pool Assets	$200,372	3.6%
Whole Pool Assets	5,414,759	96.4%
Total Mortgage Assets	$5,615,131	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of January 31, 2025	Borrowings	Debt	Rate	in Days	Maturity
MUFG Securities Canada, Ltd.	$336,704	6.3%	4.42%	16	2/24/2025
Citigroup Global Markets Inc	318,047	6.0%	4.44%	26	2/27/2025
ABN AMRO Bank N.V.	295,020	5.5%	4.42%	18	2/18/2025
Wells Fargo Bank, N.A.	291,347	5.5%	4.43%	18	3/28/2025
Goldman, Sachs & Co	270,979	5.1%	4.45%	27	2/28/2025
Merrill Lynch, Pierce, Fenner & Smith	270,124	5.1%	4.45%	21	2/21/2025
RBC Capital Markets, LLC	266,646	5.0%	4.45%	20	2/20/2025
DV Securities, LLC Repo	250,076	4.7%	4.45%	56	3/28/2025
Cantor Fitzgerald & Co	247,994	4.7%	4.46%	38	3/10/2025
Marex Capital Markets Inc.	242,454	4.6%	4.43%	48	3/24/2025
J.P. Morgan Securities LLC	233,790	4.4%	4.48%	7	2/27/2025
South Street Securities, LLC	228,248	4.3%	4.45%	35	4/29/2025
Mirae Asset Securities (USA) Inc.	221,243	4.2%	4.44%	89	5/19/2025
Clear Street LLC	209,391	3.9%	4.52%	48	3/20/2025
ASL Capital Markets Inc.	208,451	3.9%	4.47%	44	3/21/2025
ING Financial Markets LLC	205,471	3.9%	4.45%	48	3/20/2025
Mitsubishi UFJ Securities (USA), Inc.	201,481	3.8%	4.49%	13	2/18/2025
Daiwa Securities America Inc.	199,237	3.7%	4.45%	24	2/24/2025
StoneX Financial Inc.	197,637	3.7%	4.44%	48	3/28/2025
The Bank of Nova Scotia	192,152	3.6%	4.45%	49	3/21/2025
Bank of Montreal	189,078	3.6%	4.45%	24	2/24/2025
Banco Santander SA	141,954	2.7%	4.44%	18	2/18/2025
Nomura Securities International, Inc.	70,278	1.3%	4.45%	18	2/18/2025
Lucid Prime Fund, LLC	28,789	0.5%	4.46%	13	2/13/2025
Total Borrowings	$5,316,591	100.0%	4.45%	32	5/19/2025

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400